UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Dreman/Claymore Dividend & Income Fund

(Exact name of registrant as specified in charter)

2455 Corporate West Drive

Lisle, IL 60532

(Address of principal executive offices) (Zip code)

Nicholas Dalmaso

2455 Corporate West Drive

Lisle, IL 60532

(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 505-3700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

October 31, 2006

Dreman/Claymore	DCS
Dividend & Income Fund

www.dremanclaymore.com

… your path to the LATEST,

most up-to-date INFORMATION about the

Dreman/Claymore Dividend & Income Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.dremanclaymore.com, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and advisor contact information

Dreman Value Management and Claymore Securities are constantly updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Dear Shareholder |

David N. Dreman

We are pleased to report that the Dreman/Claymore Dividend & Income Fund (the “Fund”) generated strong performance for the fiscal year, once again outperforming the market as measured by the Standard & Poor’s 500 Index (“S&P 500”) and large value stocks as measured by the Russell 1000 Value Index (“Russell 1000 Value”) on both a market price and net asset value (“NAV”) basis.

The Fund’s market price return for the 12 months ended October 31, 2006 was 26.97%, including the reinvestment of the Fund’s quarterly dividends. This reflects a market price of $21.61 at the close of the period versus $18.20 on October 31, 2005. On a NAV basis, the Fund returned 23.05% for the fiscal year, including the reinvestment of the quarterly dividends. This represents a change in NAV to $23.91 on October 31, 2006 from $20.62 at the start of the period. In comparison, the S&P 500 returned 16.34% and the Russell 1000 Value returned 21.57% over the same period. The strong market price return helped narrow the Fund’s market price discount to NAV in the period to approximately 9.6% at the end of the period from 11.7% at the start of the period.

As you may know, the Fund’s investment goal is to construct and manage a portfolio of high-quality investments that provide a high level of current income with a secondary objective of capital appreciation, while taking advantage of the favorable tax rates on qualified dividend income. The basis for our security selection process comes from Dreman Value Management’s contrarian value philosophy of investing, which focuses on what we believe to be quality companies trading at attractive valuations relative to the market.

During the reporting period, the U.S. Congress passed an extension of the favorable tax rates on equity dividends that were due to expire at the end of 2008. The lower rates now remain in effect through 2010. We believe this extension will be beneficial for the Fund and its focus on dividend-paying stocks. Since the law’s initial passage in 2003, many companies have continued to increase their dividend distribution rates or have initiated a dividend distribution policy. Dividends can help boost total return potential in rising market such as we experienced in this fiscal year. Equally important, dividends cushion the impact of losses when stocks decline.

On November 6, 2006, after the close of the fiscal period, the Fund declared a quarterly dividend of $0.325 per share. This represented an annualized distribution rate of 6.02% based upon the closing market price of $21.61 on October 31, 2006. Given the Fund’s tax characteristics for the 2005 calendar year, this rate represents a tax-advantaged distribution rate of 7.44% for an individual shareholder subject to the maximum federal income tax bracket of 35%. Of course, the final determination of the tax characteristics of dividends paid is made after the end of each calendar year. There can be no assurance that this characterization is indicative of future allocations or that this distribution rate will be achieved in the future.

Annual Report | October 31, 2006 | 3

DCS | Dreman/Claymore Dividend & Income Fund | Dear Shareholder continued

We were pleased that the Fund’s discount to NAV narrowed during the period. However, we believe the current discount continues to represent a compelling opportunity for investors as common shares of the Fund are available in the market at prices far below the value of the securities in the underlying portfolio. When shares trade at a discount to NAV, the Dividend Reinvestment Plan (“DRIP”) takes advantage of the discount by reinvesting distributions in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost effective method to accumulate additional shares and enjoy the benefits of compounding returns over time. Shareholders have the opportunity to reinvest their dividends from the Fund through the DRIP that is described in detail on page 22 of this report.

We provide a detailed discussion of the Fund’s performance over this fiscal period in the Questions & Answers section of the report. You’ll find information on the overall market environment, a discussion of which sectors and securities contributed and detracted from the Fund’s performance and a summary of our contrarian value investment philosophy in that section, which begins on page 5 of this report.

The prospectus for the Fund contained a non-fundamental investment parameter allowing for an allocation of not more than 15% of the Fund’s total assets in U.S. dollar denominated securities of foreign issuers. Effective September 20, 2006, the Board of Trustees of the Fund has decided that this limitation should be increased from 15% to 20% to allow the Sub-Adviser to make investment decisions that they believe best meet the Fund’s overall objective.

We thank you for your continued investment in the Fund and we are honored that you have chosen the Dreman/Claymore Dividend & Income Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit the Fund’s website at www.dremanclaymore.com

Sincerely,

David N. Dreman
Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC and Trustee of the Dreman/Claymore Dividend & Income Fund

November 22, 2006

4 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Questions & Answers |

David N. Dreman leads the management team of the Dreman/Claymore Dividend & Income Fund (the “Fund”). Dreman is the Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC (“DVM”). In the following interview he shares his thoughts on the equity market and the Fund’s performance for the fiscal year ended October 31, 2006.

Please tell us about the closed-end fund market and how the Fund performed during the fiscal year.

Investor sentiment regarding closed-end funds improved during the period and the renewed interest helped narrow the Fund’s market price discount to its net asset value (“NAV”). On October 31, 2006, the Fund’s market price closed at $21.61 and its NAV was $23.91, reflecting a discount of 9.6%, which was improved from the 11.7% discount the Fund traded at a year earlier. We remain disappointed that the Fund’s market value continues to lag its NAV, but that’s not anything that we, as managers, are able to control. We hope that the narrowing of the discount will continue and that it represents investor confidence in the Fund, which continues its track record of positive NAV returns since its inception.

For the fiscal year ended October 31, 2006, the Fund posted a 23.05% NAV return and an even higher market price return of 26.97%, including the reinvestment of the Fund’s quarterly dividends. These returns were significantly higher than the 16.34% advance of the Standard & Poor’s 500 Index (S&P 500) and also bested the 21.57% return of the Russell 1000 Value Index (Russell 1000 Value). Since its inception on January 27, 2004 through October 31, 2006, the Fund has provided an average annual total return, including reinvestment of the Fund’s quarterly dividends, of 14.85% based on NAV and 9.42% based on market price. This compares to an 8.92% annual return by the S&P 500 and a 13.48% annual return by the Russell 1000 Value.

How did the equity market perform?

Equities performed well as U.S. and global economies continued to grow, corporate earnings were strong and inflation remained in check. Large-cap value stocks – such as those in which the Fund invests – significantly outperformed growth stocks as measured by the 21.57% return of the Russell 1000 Value Index and the 10.84% return of the Russell 1000 Growth Index for the fiscal year ended October 31, 2006.

Will you please remind us of your process for selecting portfolio securities?

While we look for investment opportunities created by market events, we don’t let the market drive our disciplined investment process. We choose stocks based on our contrarian value philosophy, which is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that we feel are trading below their perceived intrinsic values, with prices that are low relative to their earnings (P/E – the most common measure of how expensive a stock is) book value (P/B) and cash flow (P/CF). Typically, these types of companies have provided potential for above market returns over time. We base our stock selection on fundamental “bottom-up” analysis – a process of evaluation that accounts for the individual merits of each stock. While our disciplined process has generated favorable results over time, there is no guarantee that the perceived intrinsic value we see in individual securities will be realized.

Annual Report | October 31, 2006 | 5

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

Did higher short-term rates hinder the Fund’s performance at all?

The Federal Reserve Board (the “Fed”) increased the Fed Funds Target Rate to 5.25% at the end of the period from 3.75% on October 31, 2005. Increasing interest rates can negatively impact the Fund. Higher long-term rates tend to cause the value of interest rate sensitive securities to fall while higher short-term rates tend to translate into higher costs for the Fund’s leverage strategy. During the period, the Fund had hedges in place which were designed to reduce the Fund’s exposure to rising short-term and long-term interest rates.

The Fund’s hedge against long-term rate increases (the “long-term hedge”) has been an important part of the Fund’s strategy since its inception. We employed the long-term hedge to help provide protection for a significant part of the portfolio that is interest rate sensitive, and the long-term hedge was particularly helpful this period as long-term interest rates moved higher. Admittedly, we were early in implementing the long-term hedge, as the yield curve remained relatively flat for a longer period than we had expected. (A flat yield curve occurs when there is little difference in the level of yields between short-term and long-term bonds of comparable qualities.) However, now that long-term rates have risen, the hedge has acted as we had originally anticipated. This hedge was designed to help protect the value of our holdings that are highly vulnerable to rising long-term rates in sectors such as preferreds, utilities and REITs. As long-term rates moved higher this period, the long-term hedge generated gains. Without the long-term hedge, the Fund’s interest rate sensitive securities would have caused the portfolio to lose ground.

Long-term rates have remained at historically low levels over the last few years, causing us to believe that a moderate increase in rates is possible. Therefore, we plan to maintain the long-term hedge. If we are correct in our assumption and long-term rates rise, the performance of DCS would likely benefit. That’s because the long-term hedge should offset the losses on the rate-sensitive long portion of the portfolio, enabling us to potentially reinvest in securities with higher yields which would be available in the higher rate environment. We expect that scenario would improve the Fund’s distribution paying ability. Of course there are no guarantees that events will occur as we expect.

We also hedged (the “short-term hedge”) approximately 35% of the Fund’s short-term auction market preferred shares (“AMPS”) last year. The short-term hedge protected the Fund against the impact of higher short-term rates and helped support the Fund’s leverage program. The risk of using a hedge is that rates might decline, which would cause the prices of the bonds to rise, resulting in portfolio losses. That was not the case with either of the hedges this period.

Will you tell us about the Fund’s strongest performing sectors or securities?

Tobacco. Tobacco stocks were stellar performers during the fiscal year ended October 31, 2006. In July, the Florida Supreme Court threw out the ruling in a longstanding class-action suit that would have required tobacco companies to pay more than $145 billion in punitive damages to Florida smokers. In August, damages in a major suit by the U.S. federal government asking for more than $250 billion from the tobacco companies were thrown out on appeal by a U.S. Court of Appeals. Additionally, the Price case (formerly known as the Miles case) in Illinois, which asked for billions of dollars in damages, was dismissed by the Illinois Supreme Court and in May the Illinois Supreme Court denied the plaintiffs’ motion for a rehearing. These three cases had been a cloud over the tobacco companies and their stocks since the first negative ruling was made in 2000.

6 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

The courts’ reversals have had the most profound impact on Altria Group (11.30% of long-term investments) because it was liable for the largest share of the settlements. Altria shares have climbed steadily since the rulings. While we’ve taken profits and reduced the Fund’s position in Altria several times during the period, its allocation has continued to grow through appreciation. On October 31, 2006, Altria was the Fund’s largest single holding. Altria’s yield has declined as it has appreciated in value, but it remains relatively attractive. Now that the Florida case is history, we expect Altria to begin selling off its Kraft and Philip Morris subsidiaries. The separate parts of the company are estimated to be significantly higher in value than Altria’s current stock price. If the break-up occurs, we expect it will create a great deal of additional shareholder value. Therefore we plan to maintain our investment in the stock.

Throughout the year we took profits in tobacco producers Reynolds American, Inc. and Loews Corp. – Carolina Group (no longer held in the portfolio), which had appreciated greatly due to a strong market environment and reduced litigation fears. We sold the stocks out completely as they rallied on the news of the Florida ruling. While we believe the companies remain strong, we also feel they are trading near their fair market valuations. Additionally, their substantial appreciation has lowered their yields considerably, making them less attractive investments for this income-oriented Fund.

Financials. The Fund’s financial-sector stocks helped performance. We’re delighted to report that the Fund’s positions in Freddie Mac (8.1% of long-term investments) improved substantially in the second half of the fiscal year, as did the performance of a Fannie Mae 5.375% Convertible Preferred security (3.3% of long-term investments) held by the Fund. Fannie and Freddie are considered government-sponsored enterprises, or GSEs. The firms have government charters to promote home ownership but are privately held companies.

Over the past couple years Fannie and Freddie have struggled due to issues surrounding their accounting procedures and the concern over the potential for increased regulatory oversight. The current administration had been working to approve legislation that would create a new regulator for the companies. Investor sentiment improved during this fiscal period, as talks about a regulator stalled and seemed unlikely to be a focal point in Washington any time soon. We are gratified that our patience with these securities has been rewarded. We maintain our conviction in Fannie Mae and Freddie Mac as they have attractive yields, continue to trade at attractive valuations and, in our opinion, offer above-market earnings growth potential.

What about sectors or securities that hindered performance?

It was a rewarding period for the Fund and nearly all of the portfolio holdings advanced during the fiscal year ended October 31, 2006. There were, however, a few holdings that failed to meet our expectations.

Energy Stocks. Continuing demand for crude oil from the world’s largest economies, combined with concerns over limited production capacity, led to historically high crude oil prices. In August, crude oil hovered just under $80 per barrel, but then began to decline as tensions with Iran eased and supply appeared to be abundant. In October, the barrel price of crude oil dipped below $60.

After gaining for most of the fiscal year, top-10 holding ConocoPhillips (2.8% of long-term investments) gave back gains as oil prices fell and the stock ended the year at a loss. While we’re disappointed with the company’s recent decline, we continue to have a great deal of confidence in this global integrated energy company. ConocoPhillips has a long track record of strong earnings and good fundamentals and at the end of this period was trading at a price-to-earnings ratio of less than half the average S&P 500 stock.

Annual Report | October 31, 2006 | 7

DCS | Dreman/Claymore Dividend & Income Fund | Questions & Answers continued

Energy Trusts. After an extended period of strong performance, some of the Fund’s Canadian energy trusts detracted slightly from performance late in the fiscal year. Energy trusts are publicly-traded Canadian partnerships whose interests in oil or gas fields are traded on securities exchanges like shares of corporate stock. Due to their structure, the income generated by these trusts is often treated as qualified dividend income. We purchased the trusts for their high dividend yields, which tend to be higher than yields offered by exploration and production companies and integrated oil companies.

Throughout the period there was concern that the Canadian Minister of Finance would propose tax law changes that would, if enacted, impose taxes on the income trusts, in essence raising dividend tax rates for investors. As speculation about the proposal grew, some investors moved to lock in profits in the trusts. On October 31, 2006, the official proposal was made and there was a subsequent sell off in the trusts after the close of the period. It is important to note that this is only a proposal and there is no clear indication that it will become law. Additionally, the proposal states that the change in tax treatment will not affect existing trusts until 2011. While uncertainty is never pleasant, the Fund’s energy trusts continue to generate high levels of dividend income for the Fund. We will pay close attention to what unfolds, but at this point we believe it makes sense to maintain these investments as they continue to provide good growth and income potential for the Fund.

The energy sector has led the market for a number of years, but we believe that more upside potential remains. As global economies such as China and India continue to grow, we expect the demand for oil to grow as well. Current supply appears ample, but OPEC has indicated that it will cut its production to arrest the sliding price. While we are bullish on energy, we do expect continued volatility in the sector. Investments based on commodity prices are typically volatile.

Please tell us about the Fund’s leverage program?

Like many of its peers, the Fund utilizes leverage as part of its investment strategy. The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. In executing this strategy, the Fund issued short-term AMPS. A leveraged portfolio, of course, results in greater NAV volatility and entails more downside risk than an unleveraged portfolio. The use of leverage also makes the Fund more vulnerable to rising interest rates. As mentioned previously, we employed a hedge on approximately 30% of the Fund’s AMPS to partially offset increases in the short-term interest rate paid to the AMPS holders. The hedge has added a great deal of value this period as interest rates moved higher. We will continue to employ our leverage strategy as long as we believe there is a benefit to doing so.

DCS Risks and Other Considerations

The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Risks and considerations include, but are not limited to: Hedging Risk; Not a Complete Investment Program; Market Discount Risk; Equity Risk; Special Risks Related to Preferred Securities; Income Risk; Value Investing Risk; Fund Distribution Risk; Interest Rate Risk; Inflation Risk; Foreign Securities; Non-diversified Status; Industry Concentration Risk; Lower-Rated Securities; Financial Leverage; Management Risk; Dependence on Key Personnel; Anti-Takeover Provisions; Illiquid Securities; Common Stock Risk; Special Risks of Derivative Transactions and Geopolitical Risks. There can be no assurance that a percentage of dividends paid on common shares, if any, will consist of qualifying dividend income. Investors should consider the investment objectives and policies, risk considerations, charges and expenses of the Fund before they invest.

8 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Fund Summary | As of October 31, 2006 (unaudited)

Fund Statistics

Share Price	$21.61
Common Share Net Asset Value	$23.91
Premium/Discount to NAV	-9.62%
Net Assets Applicable to Common Shares ($000)	$1,085,306

Total Returns

(Inception 1/27/04)	Market	NAV
One Year	26.97%	23.05%
Since Inception - average annual	9.42%	14.85%

Sector Breakdown

% of Long-Term Investments
Financials	46.0%
Consumer Staples	22.0%
Energy	12.5%
Health Care	9.6%
Utilities	5.1%
Telecommunications	2.8%
Investment Companies	1.3%
Other	0.7%

Industry Breakdown

% of Long-Term Investments
Tobacco	21.1%
Thrifts & Mortgage Finance	16.3%
Oil & Gas	14.2%
Commercial Banks	11.6%
Pharmaceuticals	8.9%
Insurance	6.4%
Diversified Financial Services	6.4%
Real Estate & Real Estate Investment Trusts	4.5%
Electric Utilities	3.5%
Diversified Telecommunication	3.0%
Investment Companies	1.3%
Health Care Providers & Services	0.7%
Other	2.1%

Share Price & NAV Performance

Portfolio Composition (% of Total Investments)

Top Ten Issuers

% of Long-Term Investments
Altria Group, Inc.	11.3%
Freddie Mac	8.1%
UST, Inc.	7.7%
Merck & Co., Inc.	5.7%
Washington Mutual, Inc.	3.6%
Fannie Mae	3.3%
Pfizer, Inc.	3.2%
ConocoPhillips	2.8%
AT&T, Inc.	2.7%
Prudential PLC	2.1%

Annual Report | October 31, 2006 | 9

DCS | Dreman/Claymore Dividend & Income Fund

Portfolio of Investments | October 31, 2006

Number of Shares		Value
	Long-Term Investments – 135.1%
	Common Stocks – 97.1%
	Consumer Discretionary – 0.2%
123,700	Regal Entertainment Group – Class A	$2,564,301

	Consumer Staples – 26.2%
2,037,500	Altria Group, Inc. (a)	165,709,875
2,096,500	UST, Inc. (a)	112,288,540
349,650	Vector Group Ltd.	5,993,001

		283,991,416

	Energy – 16.9%
163,800	Anadarko Petroleum Corp.	7,603,596
116,600	Apache Corp.	7,616,312
188,700	ARC Energy Trust (Canada)	4,630,698
100,000	Baytex Energy Trust (Canada)	2,169,000
192,500	Bonavista Energy Trust (Canada)	5,742,275
43,800	BP Prudhoe Bay Royalty Trust	3,168,930
303,400	Chevron Corp.	20,388,480
686,200	ConocoPhillips (a)	41,336,688
347,400	Crescent Point Energy Trust (Canada)	6,256,674
336,000	Devon Energy Corp. (a)	22,458,240
100,000	Double Hull Tankers, Inc. (Channel Islands)	1,408,000
92,800	Enerplus Resources Fund (Canada)	5,039,040
654,300	Fairborne Energy Trust (Canada)	7,262,730
100,000	Focus Energy Trust (Canada)	2,090,000
325,000	Harvest Energy Trust (Canada)	9,542,000
131,500	Pengrowth Energy Trust - Class A (Canada)	2,577,400
685,000	Penn West Energy Trust (Canada)	25,701,200
100,800	San Juan Basin Royalty Trust	3,744,720
91,800	Vermilion Energy Trust (Canada)	3,008,286
108,100	Williams Coal Seam Gas Royalty Trust	1,429,082

		183,173,351

	Financial – 31.5%
99,400	Allstate Corp.	6,099,184
444,600	American Home Mortgage Investment Corp.	15,191,982
250,600	Apollo Investment Corp.	5,402,936
540,000	Bank of America Corp. (a)	29,089,800
203,000	CBRE Realty Finance, Inc.	3,114,020
100,000	Crystal River Capital, Inc.	2,203,000
220,500	Fieldstone Investment Corp.	1,792,665
1,712,200	Freddie Mac (a)	118,124,678
68,600	Hartford Financial Services Group, Inc.	5,979,862
163,900	Jer Investors Trust, Inc.	2,943,644
724,800	KeyCorp	26,919,072
277,900	KKR Financial Corp.	7,456,057
282,100	Newcastle Investment Corp.	8,369,907
211,900	Novastar Financial, Inc.	6,763,848
233,600	PNC Financial Services Group	16,359,008
415,000	Regions Financial Corp.	15,749,250
448,600	U.S. Bancorp	15,180,624
65,000	Wachovia Corp. (a)	3,607,500
1,232,800	Washington Mutual, Inc. (a)	52,147,440

		342,494,477

	Health Care – 13.0%
1,846,300	Merck & Co., Inc. (a)	83,858,946
1,766,000	Pfizer, Inc. (a)	47,063,900
211,400	UnitedHealth Group, Inc. (a)	10,312,092

		141,234,938

	Industrials – 0.1%
56,800	Eagle Bulk Shipping, Inc. (Marshall Islands)	975,824

	Telecommunications – 3.7%
107,000	Alaska Communications Systems Group, Inc.	1,539,730
1,140,000	AT&T, Inc.	39,045,000

		40,584,730

	Utilities – 5.5%
118,300	Ameren Corp.	6,400,030
95,400	Consolidated Edison, Inc.	4,612,590
361,900	Empire District Electric Co.	8,591,505
317,200	Great Plains Energy, Inc.	10,321,688
324,700	Peoples Energy Corp.	14,186,143
345,600	Progress Energy, Inc.	15,897,600

		60,009,556

	Total Common Stocks – 97.1% (Cost $833,460,891)	1,055,028,593

	Preferred Stocks – 30.4%
	Consumer Discretionary – 0.2%
81,250	Red Lion Hotels Capital Trust, 9.500%	2,169,375

	Consumer Staples – 3.6%
140,000	Dairy Farmers of America, 7.875% (b)	13,737,500
25,000	Universal Corp., 6.750%	25,531,250

		39,268,750

	Financials – 25.2%
58,000	Abbey National PLC, Series B, 7.375% (United Kingdom)	1,504,520
7,000,000	Abbey National Capital Trust I, 8.963% (c)	9,323,699
200,000	ABN AMRO Capital Fund Trust VII, 6.080%	4,976,000
80,000	AEGON N.V., 6.875% (Netherlands)	2,076,800
200,000	Affordable Residential, Series A, 8.250%	4,800,000
340,000	Arch Capital Group, Ltd., 8.000% (Bermuda)	8,925,000
218,100	Axis Capital Holdings Ltd., Series A, 7.250% (Bermuda)	5,572,455
80,000	Banco Santander, Series 1, 6.410% (Spain)	2,041,600
10,000,000	Barclays Bank PLC, 8.550% (United Kingdom) (b) (c)	11,268,660
11,000,000	CA Preferred Funding Trust, 7.000%	11,142,098
189,300	Chevy Chase Bank, Series C, 8.000%	5,111,100
310,000	CIT Group, Inc., Series A, 6.350%	8,066,200
300,000	Deutsche Bank Capital Funding Trust VIII, 6.375%	7,650,000
1,000	Doral Financial Corp., Series B, 8.350% (Puerto Rico)	24,500
8,660	Doral Financial Corp., Series C, 7.250% (Puerto Rico)	165,406
412,000	Endurance Specialty Holdings, Ltd., 7.750% (Bermuda)	10,106,896

See notes to financial statements.

10 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund | Portfolio of Investments continued

Number of Shares		Value
200,000	Fannie Mae, Series E, 5.100%	$8,275,000
80,000	Fannie Mae, Series O, 7.085% (c)	4,345,000
200,000	First Republic Bank, 6.700%	5,018,000
50,000	Franklin Bank, Series A, 7.500%	1,275,000
100,000	Freddie Mac, 5.810%	5,027,500
25,000	Freddie Mac, 6.420%	1,339,250
80,000	Goldman Sachs Group, Inc., 6.200%	2,052,000
12,840,000	HSBC Capital Funding LP, 9.547% (Channel Islands) (b) (c)	14,576,430
7,042,000	HSBC Capital Funding LP, 10.176% (Channel Islands) (b) (c)	10,432,920
100,000	HSBC Holdings PLC, Series A, 6.200% (United Kingdom)	2,514,000
140,500	Lehman Brothers Holdings, Inc., Series F, 6.500%	3,662,835
2,000,000	Lloyds TSB Bank PLC, 6.900% (United Kingdom)	2,010,000
80,000	LTC Properties, Inc., Series F, 8.000%	2,060,000
50,000	MetLife, Inc., Series B, 6.500%	1,300,000
100,000	Morgan Stanley, Series A, 6.074% (c)	2,605,000
17,800	New Century Financial, 9.125%	433,430
21,000	Novastar Financial, Inc., Series C, 8.900%	526,680
245,000	Odyssey Re Holdings Corp., Series A, 8.125%	6,431,250
152,100	Odyssey Re Holdings Corp., Series B, 0.000%	3,936,348
13,354,000	Old Mutual Capital Funding, 8.000% (Channel Islands)	13,938,905
400,000	OMEGA Healthcare, Series D, 8.375%	10,762,520
31,000,000	Prudential PLC, 6.500% (United Kingdom)	30,646,817
6,400,000	RBS Capital Trust, Series B, 6.800%	6,442,042
5,750,000	Royal Bank Of Scotland Group PLC, 7.648% (United Kingdom) (c)	6,741,674
12,000,000	Royal Bank Of Scotland Group PLC, Series 1, 9.118% (United Kingdom)	13,363,944
577,400	Scottish Re Group Ltd., 7.250% (Cayman Islands) (c)	12,991,500
6,775,000	UBS Preferred Fund, 8.622% (c)	7,539,166

		273,002,145

	Utilities – 1.4%
80,000	Alabama Power Co., 5.300%	2,028,800
120,000	PPL Electric Utilities Corp., 6.250%	3,101,256
385,500	Southern Union Co., 7.550%	10,069,260

		15,199,316

	Total Preferred Stocks – 30.4% (Cost $330,433,053)	329,639,586

	Convertible Preferred Stocks – 4.5%
	Financials – 4.5%
505	Fannie Mae, 5.375% (Cost $49,831,000)	48,921,814

	Investment Companies – 1.8%
116,000	Cohen & Steers REIT and Preferred Income Fund	3,549,600
246,200	Evergreen Income Advantage Fund	3,523,122
222,600	Hyperion Total Return Fund	2,016,756
190,000	Nuveen Preferred and Convertible Income Fund II	2,646,700
161,200	Nuveen Quality Preferred Income Fund II	2,392,208
272,200	Pioneer High Income Trust	4,929,542

	Total Investment Companies (Cost $18,999,070)	19,057,928

Principal Amount		Value
	Corporate Bonds – 0.7%
	Financials – 0.7%
$2,000,000	Preferred Term Securities XI Ltd., NR 6.304%, 9/24/33 (b)	$1,622,100

3,000,000	Preferred Term Securities XIX Ltd., NR 6.290%, 12/22/35 (b)(c)	2,565,600

2,000,000	Preferred Term Securities XX Ltd., NR 5.987%, 3/22/38 (b)(c)	1,800,800

2,000,000	Preferred Term Securities XXI Ltd., NR 6.037%, 3/22/38 (c)	2,000,000

	Total Corporate Bonds (Cost $8,913,771)	7,988,500

	Asset-Backed Securities – 0.2%
2,000,000	Kodiak, Inc., Series 2006-1A, (Cayman Islands) NR Zero Coupon, 8/07/37	1,900,000

	(Cost $2,000,000)

Number of Shares

	Master Limited Partnership – 0.4%
	Real Estate – 0.4%
4,000,000	Kodiak Funding, LP (d) (Cost $3,900,000)	4,026,290

	Total Long-Term Investments – 135.1% (Cost $1,247,537,785)	1,466,562,711

	Short-Term Investments – 0.6%
	Money Market Fund – 0.6%
6,310,778	JP Morgan Prime Money Market Fund (Cost $6,310,778)	6,310,778

	Total Investments – 135.7% (Cost $1,253,848,563)	1,472,873,489
	Other Assets in excess of Liabilities - 3.5%	37,432,569
	Preferred Shares, at Liquidation Value – ( -39.2% of Net Assets Applicable to Common Shares or -28.9% of Total Investments)	(425,000,000)

	Net Assets Applicable to Common Shares – 100.0%	$1,085,306,058

LP – Limited Partnership

PLC – Public Limited Company

(a)	All or a portion of these securities have been physically segregated in connection with a swap agreement and open futures contracts.

(b)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to 5.2% of net assets applicable to common shares.

(c)	Floating or variable rate security.

(d)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $4,026,290 which represents 0.4% of Net Assets Applicable to Common Shares.

Ratings shown are per Standard & Poor’s and are unaudited; securities classified NR are not rated by Standard & Poor’s.

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shares unless otherwise noted.

See notes to financial statements.

Annual Report | October 31, 2006 | 11

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Assets and Liabilities | October 31, 2006

Assets
Investments in securities, at value (cost $1,253,848,563)	$1,472,873,489
Receivable for securities sold	49,695,570
Dividends and interest receivable	4,327,064
Unrealized appreciation on interest rate swap	2,331,419
Cash	60,047
Other assets	22,288

Total assets	1,529,309,877

Liabilities
Payable for securities purchased	15,089,031
Variation margin payable	2,166,750
Advisory fee payable	1,082,539
Dividends payable - preferred shares	428,305
Administrative fee payable	19,881
Accrued expenses and other liabilities	217,313

Total liabilities	19,003,819

Preferred Shares, at redemption value
$.01 par value per share; 17,000 Auction Market Preferred Shares authorized, issued and outstanding at $25,000 per share liquidation preference	425,000,000

Net Assets Applicable to Common Shareholders	$1,085,306,058

Composition of Net Assets Applicable to Common Shareholders
Common stock, $.01 par value per share; unlimited number of shares authorized, 45,399,424 shares issued and outstanding	$453,994
Additional paid-in capital	859,670,266
Accumulated net unrealized appreciation on investments, futures and swap transactions	215,014,094
Accumulated net realized gain on investments, futures and swap transactions	9,309,447
Accumulated undistributed net investment income	858,257

Net Assets Applicable to Common Shareholders	$1,085,306,058

Net Asset Value Applicable to Common Shareholders (based on 45,399,424 common shares outstanding)	$23.91

See notes to financial statements.

12 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Operations | For the Year Ended October 31, 2006

Investment Income
Dividends (net of foreign withholding taxes of $692,102 and return of capital received of $100,000)	$66,008,770
Interest (net of foreign withholding taxes of $448,708)	13,178,872

Total income		$79,187,642

Expenses
Advisory fee	12,156,191
Auction agent fee-preferred shares	1,105,304
Professional fees	255,841
Administrative fee	235,521
Fund accounting	221,541
Transfer agent fee	164,760
Trustees’ fees and expenses	162,394
Custodian fee	153,244
Printing expenses	148,854
Insurance expense	80,830
NYSE listing	52,914
Miscellaneous	22,824
Rating agency fee	14,309

Total expenses		14,774,527

Net investment income		64,413,115

Realized and Unrealized Gain (Loss) on Investments, Futures and Swap Transactions
Net realized gain (loss) on:
Investments		16,603,387
Futures		20,271,911
Swaps		723,115
Net change in unrealized appreciation (depreciation) on:
Investments		149,052,387
Futures		(22,571,035)
Swaps		(36,843)

Net gain on investments, futures and swap transactions		164,042,922

Distributions to Preferred Shares from
Net investment income		(20,141,082)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations		$208,314,955

See notes to financial statements.

Annual Report | October 31, 2006 | 13

DCS | Dreman/Claymore Dividend & Income Fund

Statement of Changes in Net Assets Applicable to Common Shareholders |

	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005
Increase in Net Assets Applicable to Common Shareholders Resulting from Operations
Net investment income	$64,413,115	$54,306,098
Net realized gain (loss) on investments, futures and swap transactions	37,598,413	(2,944,329)
Net change in unrealized appreciation (depreciation) on investments, futures and swap transactions	126,444,509	98,977,299
Distributions to Preferred Shareholders from
Net investment income	(20,141,082)	(12,721,489)

Net increase in net assets applicable to common shareholders resulting from operations	208,314,955	137,617,579

Distributions to Common Shareholders
From and in excess of net investment income	(59,019,251)	(58,895,935)
Return of capital	—	(123,316)

Total distributions to common shareholders	(59,019,251)	(59,019,251)

Capital Share Transactions
Reversal of common and preferred share offering expenses previously charged to paid-in-capital	—	23,768

Net increase from capital share transactions	—	23,768

Total increase in net assets applicable to common shareholders	149,295,704	78,622,096
Net Assets
Beginning of period	936,010,354	857,388,258

End of period (including accumulated undistributed net investment income of $858,257 and $(351,129), respectively.)	$1,085,306,058	$936,010,354

See notes to financial statements.

14 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Financial Highlights |

Per share operating performance for a common share outstanding throughout the period	For the Year Ended October 31, 2006	For the Year Ended October 31, 2005		For the Period January 27, 2004* through October 31, 2004
Net asset value, beginning of period	$20.62	$18.89		$19.10	(b)

Income from investment operations
Net investment income(a)	1.42	1.20		0.86
Net realized and unrealized gain (loss) on investments, futures and swap transactions	3.61	2.11		(0.18)
Distributions to Preferred Shareholders
From net investment income (common share equivalent basis)	(0.44)	(0.28	)(g)	(0.09)

Total from investment operations	4.59	3.03		0.59

Distributions to Common Shareholders
From and in excess of net investment income	(1.30)	(1.30)		(0.65)

Return of capital	—	0.00	(f )	—

Total distributions to Common Shareholders	(1.30)	(1.30)		(0.65)

Common and preferred shares’ offering expenses charged to paid-in-capital	—	0.00	(f )	(0.15)

Net asset value, end of period	$23.91	$20.62		$18.89

Market value, end of period	$21.61	$18.20		$17.88

Total investment return(c)
Net asset value	23.05%	16.24%		2.47%
Market value	26.97%	8.97%		(7.33)%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$1,085,306	$936,010		$857,388
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$425,000	$425,000		$425,000
Preferred Shares asset coverage per share	$88,842	$80,059		$75,435
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, including interest expense	1.47%	1.50%		1.53	%(d)
Interest expense	—	—		0.07	%(d)
Net investment income, prior to effect of dividends to preferred shares	6.41%	5.82%		6.20	%(d)
Net investment income, after effect of dividends to preferred shares	4.40%	4.45%		5.57	%(d)
Ratios to Average Managed Assets:(e)
Total expenses, including interest expense	1.03%	1.03%		1.05	%(d)
Interest expense	—	—		0.05	%(d)
Net investment income, prior to effect of dividends to preferred shares	4.50%	4.00%		4.28	%(d)
Portfolio turnover	25%	17%		6%

*	Commencement of operations.

(a)	Based on average shares outstanding during the period.

(b)	Before deduction of offering expenses charged to capital.

(c)	Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(f)	Amount is less than $.01.

(g)	Distribution partially from return of capital.

See notes to financial statements.

Annual Report | October 31, 2006 | 15

DCS | Dreman/Claymore Dividend & Income Fund

Notes to Financial Statements | October 31, 2006

Note 1 – Organization:

Dreman/Claymore Dividend & Income Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Effective September 20, 2006, a non-fundamental investment objective was changed allowing the Fund to invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund was previously limited to 15% of its total assets.

Note 2 – Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a)	Valuation of Investments

The Fund values equity securities at the last reported sale price on the principle exchange or in the principle OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued using the settlement price established each day on the exchange on which they are traded. Interest rate swaps are valued at closing prices for such contracts established by the exchange or dealer market on which they are traded. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b)	Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c)	Swaps

A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

The Fund entered into interest rate swap agreements during the year ended October 31, 2006 in order to partially hedge its exposure to short-term interest rates paid to its auction market preferred shareholders. Details of the swap agreement outstanding as of October 31, 2006 were as follows:

Counterparty	Termination Date	Notional Amount	Fixed Rate	Floating Rate	Unrealized Appreciation
Merrill Lynch & Co., Inc.	09/21/2009	$150,000,000	4.34%	1 Month LIBOR	$2,331,419

For the swap noted, the Fund pays the fixed rate and receives the floating rate.

(d)	Futures

A futures contract is an agreement to buy or sell a financial instrument at a particular price on a stipulated future date. Upon entering into a futures contract, the Fund is required to make an initial margin deposit established by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the counterparty an amount of cash equal to the daily fluctuation in the value of the contract. Such receipt or payment is known as the variation margin and is recorded by the Fund as unrealized appreciation or depreciation. The Fund bears the market risk that arises from the change in the value of these financial instruments.

During the year ended October 31, 2006, the Fund sold futures contracts on U.S. Treasury securities in an effort to hedge a portion of the fixed-income and preferred securities components of its portfolio against rising interest rates.

16 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements continued

At October 31, 2006, the following futures contracts were outstanding:

Short Contracts	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2006	Unrealized (Depreciation)
US Treasury Bonds (CBT)	2,889	Dec-06	$319,121,655	$325,463,906	($6,342,251)

(e)	Distributions

The Fund intends to declare quarterly dividends to common shareholders at a fixed rate per common share based on its projected performance, which rate may be adjusted from time to time. Accordingly, for U.S. generally accepted accounting principles, the Fund may declare and pay dividends in excess of its net investment income on the Statement of Operations. However, the ultimate amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Permanent differences relating to the differences between the book and tax characterization of distributions have been reclassified on the Statement of Assets and Liabilities.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:

Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Fund and Claymore Advisors, LLC (“the Adviser”), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Dreman Value Management, LLC (the “Investment Manager”), provide personnel including certain officers required for the Fund’s administrative management and compensate all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser a fee, payable monthly, in an amount equal to 0.85% of the Fund’s average managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).

The Adviser has entered into a Sub-Advisory Agreement with the Investment Manager. Pursuant to the terms of this agreement, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, will provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; and provide certain facilities and personnel, including officers required for the Fund’s administrative management, and compensation of all officers and trustees of the Fund who are its affiliate. For these services, the Adviser has agreed to pay the Investment Manager an aggregate amount equal to 60% of the investment advisory fees paid to the Adviser by the Fund, net of any additional compensation payments to underwriters of the common share offering.

Under a separate Fund Administration agreement effective January 1, 2006, the Adviser provides fund administration services to the Fund. For the year ended October 31, 2006, the Fund recognized expenses of approximately $235,500 for these services.

The Bank of New York (“BNY”) acts as the Fund’s custodian and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference relating to a distribution of capital gains for tax purposes in the amount of $16,361,062 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. A permanent book and tax difference relating to the distributions received from Real Estate Investment Trusts, Royalty Trusts and Trust Preferred securities totaling $1,127,573 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent book and tax difference in the amount of $723,115 relating to the payments on the swap agreement was reclassified from accumulated net realized gain to accumulated undistributed net investment income.

Information on the components of net assets on a tax basis as of October 31, 2006 is as follows:

Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments	Net Tax Unrealized Appreciation on Derivatives	Undistributed Ordinary Income/ (Accumulated) Ordinary Loss)	Undistributed Long-Term Gains/ (Accumulated) Capital Loss)
$1,250,902,667	$235,354,961	($13,384,139)	$221,970,822	$2,298,752	$912,224	$0

The difference between book and tax basis unrealized appreciation/(depreciation) is attributable to income reclassifications from real estate investment trusts and investments in preferred securities.

Annual Report | October 31, 2006 | 17

DCS | Dreman/Claymore Dividend & Income Fund | Notes to Financial Statements continued

For the years ended October 31, 2006 and 2005, the tax character of distributions paid to common and preferred shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2006	2005
Capital gain – common shares	$12,213,174	$10,125,024
Capital gain – preferred shares	4,147,888	2,187,000
Ordinary income – common shares	46,806,077	48,770,911
Ordinary income – preferred shares	15,993,194	10,534,489
Return of capital – common shares	0	123,316

	$79,160,333	$71,740,740

Note 5 – Investments in Securities:

For the year ended October 31, 2006, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $350,873,398 and $381,121,343, respectively.

Note 6 – Capital: Common Shares

The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 45,399,424 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the years ended October 31, 2006 and October 31, 2005.

Preferred Shares

On March 23, 2004, the Fund issued 3,400 shares of Preferred Shares Series M7, 3,400 shares of Preferred Shares Series T28, 3,400 shares of Preferred Shares Series W7, 3,400 shares of Preferred Shares Series TH28 and 3,400 shares of Preferred Shares Series F7 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures.

For the year ended October 31, 2006, the annualized dividend rates ranged from:

	High	Low	At October 31, 2006
Series M7	5.16%	3.90%	5.15%
Series T28	5.25%	3.80%	5.20%
Series W7	5.26%	3.72%	5.10%
Series TH28	5.28%	4.05%	5.25%
Series F7	5.33%	3.75%	5.10%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect Class I Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 – Indemnifications:

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 – Subsequent Event:

On November 6, 2006, the Board of Trustees declared a quarterly dividend of $0.325 per common share. This dividend was payable on November 30, 2006 to shareholders of record on November 15, 2006.

Note 9 – New Accounting Pronouncements:

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

On September 15, 2006, the FASB released Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”) which provides enhanced guidance for measuring fair value. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations on an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. Adoption of FAS 157 is required for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FAS 157 and its impact in the financial statements has not yet been determined.

18 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Report of Independent Registered Public Accounting Firm |

To the Shareholders and Board of Trustees of

Dreman/Claymore Dividend & Income Fund

We have audited the accompanying statement of assets and liabilities of Dreman/Claymore Dividend & Income Fund (the “Fund”), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman/Claymore Dividend & Income Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles

Chicago, Illinois

December 14, 2006

Annual Report | October 31, 2006 | 19

DCS | Dreman/Claymore Dividend & Income Fund

Supplemental Information | (unaudited)

Federal Income Tax Information

Qualified dividend income of as much as $58,355,654 was received by the Fund through October 31, 2006. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $55,976,014 of investment income qualifies for the dividends-received deduction.

In January 2007, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2006.

Results of Shareholder Votes

The Annual Meeting of Shareholders of the Fund was held on September 20, 2006. Common and preferred shareholders voted on the election of Trustees.

With regard to the election of the following Trustees by common and preferred shareholders of the Fund:

	# of Shares In Favor	# of Shares Withheld
Roman Friedrich III	41,840,703	829,771
Ronald A. Nyberg	41,851,664	818,810

Trustees

The Trustees of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Richard L. Crandall Year of Birth: 1944 Trustee	Since 2004	Managing Partner of Aspen Partners, LLC since 2003, Founding Co-Partner of Arbor Venture Partners, LLC since 2000, and Chairman of Enterprise Software Roundtable since 1994. Formerly, Director and Special Advisor of GIGA Information Group (1995-2003) and Chairman of GIGA Information Group (2002-2003), Founder and ex-Chairman and CEO of Comshare, Inc. (1966-1994).	1	Director, Novell, Inc., Diebold, Inc., Pelstar, LLC, iTRACS Corp.

Roman Friedrich III Year of Birth: 1946 Trustee	Since 2004	Founder of Roman Friedrich & Company, which specializes in the provision of financial advisory services to corporations in the resource sector. Previously, Managing Director at TD Securities. Managing Director Lancaster Financial Ltd.; Wood Gundy; Burns Fry Ltd.; President, Chase Manhattan Bank (Canada) Ltd.	1	Director, StrataGold Corp.; Gateway Gold Corp. and GFM Resources Ltd.

Ronald A. Nyberg Year of birth: 1953 Trustee	Since 2004	Principal of Ronald A. Nyberg, Ltd., a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	22	None

Ronald E.Toupin, Jr. Year of birth: 1958 Trustee	Since 2004	Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	20	None

20 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund | Supplemental Information (unaudited) continued

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Nicholas Dalmaso† Year of birth: 1965 Trustee and Chief Legal and Executive Officer	Since 2004	Senior Managing Director and General Counsel of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Formerly, Assistant General Counsel, John Nuveen and Co., Inc. (1999-2000). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	22	None

David N. Dreman†† Harborside Financial Center Plaza 10, Suite 800 Jersey City, NJ 07311-4037 Year of birth: 1936 Trustee	Since 2004	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC, an investment advisory firm with $17 billion under management, in various mutual funds including several branded under the Scudder-Dreman name; annuity products; institutional accounts, including pension, foundation and endowment funds; and SMAs for high net-worth individuals. Author of several books including Contrarian Investment Strategies: The Next Generation and Psychology and the Stock Market. Forbes columnist for 25 years and co-editor of the academic journal, The Journal of Behavioral Finance.	1	Trustee, The Institute of Behavioral Finance, Jazz Aspen, and University of Manitoba.

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

•	Messrs. Crandall and Dalmaso, as Class I Trustees, are expected to stand for re-election at the Fund’s 2008 annual meeting of shareholders.

•	Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2009 annual meeting of the shareholders.

•	Messrs. Dreman and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2007 annual meeting of the shareholders.

***	The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.

†	Mr. Dalmaso is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Claymore Advisors, LLC, the Fund’s Adviser.

††	Mr. Dreman is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Dreman Value Management, LLC, the Fund’s Investment Manager.

Officers

The officers of the Dreman/Claymore Dividend & Income Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant Officers:	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations

Steven M. Hill Year of birth: 1964 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2004	Senior Managing Director and Chief Financial Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2005-present). Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc. (2003-2005). Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002); Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006	Vice President—Fund Compliance Officer of Claymore Advisors, LLC (2006 to present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director—Compliance of Harrisdirect LLC (1999-2003).

James Howley Year of Birth: 1972 Assistant Treasurer	Since 2006	Vice President, Fund Administration of Claymore Securities, Inc. (2004 to present). Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Matthew J. Patterson Year of Birth: 1971 Secretary	Since 2006	Vice President, Attorney of Claymore Securities, Inc. (2006 to present). Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006). Chief Compliance Officer and Secretary , Caterpillar Investment Management Ltd (2005-2006). Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Melissa J. Nguyen Year of Birth: 1978 Assistant Secretary	Since 2006	Vice President, Attorney of Claymore Securities, Inc (2005 to present). Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

E. Clifton Hoover Year of Birth: 1957 Vice President	Since 2006	Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC (2006 to present). Managing Director and Portfolio Manager of NFJ Investment Group (1997-2006).

Boris Onefator Year of Birth: 1967 Vice President	Since 2006	Chief Operating Officer and Chief Financial Officer of Dreman Value Management, LLC (2006 to present). Previously, Partner and National Director of Deloitte & Touche LLP.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | October 31, 2006 | 21

DCS | Dreman/Claymore Dividend & Income Fund

Dividend Reinvestment Plan | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, P.O. Box 463, East Syracuse, New York 13057-0463; Attention: Shareholder Services Department, Phone Number: (866) 488-3559.

22 | Annual Report | October 31, 2006

DCS | Dreman/Claymore Dividend & Income Fund

Fund Information |

Board of Trustees

Richard L. Crandall

Nicholas Dalmaso*

David N. Dreman*

Roman Friedrich III, Chairman

Ronald A. Nyberg

Ronald E. Toupin, Jr.

Officers

Nicholas Dalmaso

Chief Executive and Legal Officer

Steven M. Hill

Chief Accounting Officer, Chief Financial Officer and Treasurer

Bruce Saxon

Chief Compliance Officer

James Howley

Assistant Treasurer

Matthew J. Patterson

Secretary

Melissa Nguyen

Assistant Secretary

E. Clifton Hoover

Vice President

Boris Onefator

Vice President

Investment Manager

Dreman Value Management, LLC

Jersey City, New Jersey

Investment Adviser and Administrator

Claymore Advisors, LLC

Lisle, Illinois

Custodian and Transfer Agent

The Bank of New York

New York, New York

Preferred Stock – Dividend Paying Agent

The Bank of New York

New York, New York

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

Chicago, Illinois

Independent Registered Public Accounting Firm

Ernst & Young LLP

Chicago, Illinois

*	Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Privacy Principles of Dreman/Claymore Dividend & Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Dreman/Claymore Dividend & Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:

The Bank of New York, 111 Sanders Creek Parkway, East Syracuse, New York 13057 (800) 701-8178

This report is sent to shareholders of Dreman/Claymore Dividend & Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund’s Form N-PX on the Commission’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov. The Fund’s Form N-Q may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or by visiting the Fund’s website at www.dremanclaymore.com.

In October 2006, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) in which the Fund’s principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission (“SEC”) rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting.

Annual Report | October 31, 2006 | 23

About the Fund Manager

Dreman Value Management, LLC

Dreman Value Management, LLC is an independently-owned investment management firm that was founded by David N. Dreman in 1997, and its predecessor firms date back to 1977. As of June 30, 2006, the firm had over $17 billion in assets under management, primarily across institutional accounts and various investment companies. Independently owned, the firm is a value-oriented contrarian equity manager and places its primary emphasis on common stocks with growing dividends and avoiding concept stocks without justifiable valuations.

Investment Philosophy

Dreman Value Management is one of the pioneers of contrarian value investing. Our investment philosophy is based on a disciplined, low P/E approach to stock selection.

•	We invest in undervalued companies that exhibit strong fundamentals, above-market dividend yields and historic earnings growth, which our analysis indicates will persist.

•	Our strategy is to own strong, fundamentally sound companies and to avoid speculative stocks or potential bankruptcies.

•	We believe that the markets are not perfectly efficient and that, in particular, behavioral finance plays a considerable role in investor actions and over-reactions and subsequently in stock price movements.

Investment Process

Our research studies, numerous academic papers and our long-term performance record show that out-of-favor stocks (those with low P/E ratios) consistently and predictably outperform the market.

•	Screen for stocks with below market P/E ratios.

•	Further refine candidates by applying additional value screens.

•	Fundamental analysis is applied to remaining candidates.

•	Stocks that pass all the screens and analysis are recommended to the Investment Committee for approval.

Dreman Value Management, L.L.C.

Harborside Financial Center

Plaza 10, Suite 800

Jersey City, NJ 07311-4037

DCS-AR-1006

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the period covered by the annual report, the Code of Ethics was revised to include more detail regarding the procedures to be followed for investigating, enforcing and reporting Code of Ethics issues.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)    (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

        (2) Not applicable.

        (3) Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an “independent” Trustee. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and un-audited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.)

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for the fiscal year 2006, for professional services rendered by the principal accountant for the audit were $35,000. The aggregate fees billed for fiscal year 2005 for professional services rendered by the principal accountant were $33,000.

b). Audit-Related Fees: the aggregate fees billed for the fiscal year 2006, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item were $5,500. Specifically, this amount represents the amount paid for the audit of the preferred shares asset coverage test: The Audit-Related Fees for 2005 were $5,000.

c). Tax Fees: the aggregate fees billed for the fiscal year 2006, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,000. The Tax Fees for 2005 were $2,000.

d). All Other Fees: the aggregate fees billed for the fiscal year 2006, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit Fees for 2005 were $0.

(e) Audit Committee Pre-Approval Policies and Procedures: the Fund’s Audit Committee has adopted written policies relating to the pre-approval of the audit and non-audit services performed by the Fund’s independent auditors. Unless a type of service to be provided by the independent auditors has received general pre-approval, it requires specific pre-approval by the Audit Committee. Under the policies, on an annual basis, the Fund’s Audit Committee reviews and pre-approves the services to be provided by the independent auditors. In addition, the Audit Committee pre-approves any permitted non-audit services to be provided by the independent auditors to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser if such services relate directly to the operations and financial reporting of the Fund. The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson or any member of the Audit Committee for non-prohibited services up to $10,000. All such delegated pre-approvals must be presented to the Audit Committee no later than the next Audit Committee meeting.

(f) The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year attributable to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the fiscal year 2006 were $0. The non-audit fees for the fiscal year 2005 were $0.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard L. Crandall, Roman Friedrich III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not Applicable.

Item 6. Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Dreman Value Management, LLC (the “Sub-Adviser”). The Sub-Adviser’s Proxy Voting Policies and Procedures are included as an exhibit hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) David N. Dreman is primarily responsible for the day-to-day management of the registrant’s portfolio. The following provides information regarding the portfolio managers as of October 31, 2006:

Name	Since	Professional Experience
David N. Dreman	Since 2004 (inception)	Founder, Chairman and Chief Investment Officer of Dreman Value Management, LLC, an investment advisory firm with $17 billion under management, in various mutual funds including several branded under the Scudder-Dreman name; annuity products; institutional accounts, including pension, foundation and endowment funds; and SMAs for high net-worth individuals. Author of several books including Contrarian Investment Strategies: The Next Generation and Psychology and the Stock Market. Forbes columnist for 25 years and co-editor of the academic journal, The Journal of Behavioral Finance.

(a) (2) (i-iii) Other accounts managed. Dreman Value Management, LLC does not manage any performance based fee accounts. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of October 31, 2006:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	# of Accounts	Total Assets	# of Accounts	Total Assets	# of Accounts	Total Assets
David N. Dreman	19	$15.7 billion	3	$60 million	114	$4.1 billion

(a) (2) (iv) Conflicts of Interest. If another account of the Portfolio Manager has investment objectives and policies that are similar to those of the Registrant, the Portfolio Manager will allocate orders pro-rata among the Registrant and such other accounts, or, if the Portfolio Manager deviates from this policy, the Portfolio Manager will allocate orders such that all accounts (including the Registrant) receive fair and equitable treatment.

(a) (3) Compensation Structure. The salary of the Portfolio Manager is fixed. The bonus of the Portfolio Manager is 100% discretionary. The bonus is determined by senior management at Dreman Value Management, LLC.

Portfolio Manager Compensation

The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance measured utilizing both quantitative and qualitative factors.

The Investment Manager’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Investment Manager’s compensation plan which takes the form of a cash bonus combined with either stock appreciation rights grants or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the Investment Manager or they may receive stock appreciation rights which enable them to participate in the growth of the firm. The Investment Manager’s membership units are valued based on a multiple of net profits so grants of stock appreciation rights which vest over a specified term will result in additional compensation as net profits increase. Investment professionals also participate in the Investment Manager’s profit sharing plan, a defined contribution plan that allows the Investment Manager to contribute up to twenty percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The Investment Manager’s profit sharing plan is a qualified plan which benefits all employees of the firm including both portfolio managers and research analysts. Contributions to the Investment Manager’s profit sharing plan vest over a specified term. Finally all employees of the Investment Manager including investment professionals receive additional fringe benefits in the form of subsidized medical and dental and group-term and life insurance coverage.

(a) (4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Dreman Value Management, LLC Portfolio Manager as of October 31, 2006:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David N. Dreman	Over $1,000,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded based on such evaluation, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for Chief Executive and Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dreman/Claymore Dividend & Income Fund

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date:	January 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas Dalmaso
Name:	Nicholas Dalmaso
Title:	Chief Legal and Executive Officer

Date:	January 8, 2007

By:	/s/ Steven M. Hill
Name:	Steven M. Hill
Title:	Treasurer and Chief Financial Officer

Date:	January 8, 2007